HUNDREDFOLD FUNDS

Hundredfold Select Global Fund

Service Class (SFGPX)

Supplement dated July 26, 2013 (effective at the close of business)

to the Prospectus and Statement of Additional Information (“SAI”) dated December 28, 2012

Effective immediately, the Hundredfold Select Global Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective August 29, 2013. Shares of the Fund are no longer available for purchase.

The Board of Trustees of the Trust (the “Board”), based on recommendation the Fund’s investment adviser, Advisors Preferred, LLC (the “Adviser”), and sub-adviser, Hundredfold Advisors LLC (the “Sub-Adviser”), determined at a meeting of the Board, held on July 23, 2013 (“Board Meeting”), to discontinue the Fund’s operations, effective July 26, 2013, based on, among other factors, the current and projected level of assets in the Fund and the belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations.

At the Board Meeting, the Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated.  In anticipation of the Fund’s liquidation, the Fund will be closed to new purchases effective as of the close of business on July 26, 2013.  Pursuant to the Plan, all of the Fund’s portfolio securities will be converted to cash or cash equivalents, such as money market mutual fund shares, as soon as practicable.   Accordingly, the Fund will no longer pursue its stated investment objective.  Any capital gains will be distributed as soon as practicable to shareholders in cash.

Shareholders may continue to freely redeem their shares on each business day during the Fund’s liquidation process in accordance with the section in the Prospectus titled “How To Redeem Shares.”  Shareholders may also exchange their Fund shares for shares of Hundredfold Select Alternative Fund or Hundredfold Select Equity Fund, offered by the same Prospectus dated December 28, 2012, and the Milestone Treasury Obligations Fund, a series of the AdvisorOne Funds (offered in a separate prospectus),  subject to any restrictions  set forth under  “How to Exchange Shares” section in the Prospectus.  Any shares of the Fund outstanding on August 29, 2013 will be redeemed automatically as of the close of business on such date, and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of August 29, 2013 after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities.  Any liquidating distribution will be invested in the Milestone Treasury Obligations Fund or the preferred cash equivalent option of your financial advisor on August 29, 2013 and will remain so invested until further instructions are provided.

As is the case with any redemption of  fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed.  If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions.  You should consult with your tax adviser for further information regarding the federal, state and/or local tax consequences of this liquidation that are relevant to your specific situation.

If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-855-582-8006.

Effective on the Closing Date, all references to the Fund in the Prospectus and SAI are hereby deleted.

This Supplement and the existing Prospectus dated December 28, 2012, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus dated December 28, 2012 and the Statement of Additional Information dated December 28, 2012 have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-855-582-8006.